SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 30, 2002

INVIVO CORPORATION

(Exact name of the Registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-15963	77-0115161

(Commission File Number)	(IRS Employer Identification No.)

4900 Hopyard Road, Suite 210, Pleasanton, CA	94588

(Address of principal executive offices)	(Zip code)

(925) 468-7600

(The Registrant’s telephone number)

(Former name or former address, if changed since last report)

ITEM 2: DISPOSITION OF ASSETS.
ITEM 7: FINANCIAL STATEMENTS AND EXHIBITS.
SIGNATURE
EXHIBIT INDEX
Exhibit 2.1
Exhibit 99.1
Exhibit 99.2

ITEM 2: DISPOSITION OF ASSETS.

     On May 30, 2002, Invivo Corporation (the “Registrant”) sold substantially all of the assets and transferred certain liabilities of Lumidor Safety Corporation (“Lumidor”), a wholly-owned subsidiary of the Registrant, to Zellweger Analytics, Inc. (“Zellweger”). Lumidor is a manufacturer of portable and fixed gas detection instrumentation for worker safety. The final purchase price was approximately $12 million, of which $1.35 million is being held in escrow for a period of one year to secure indemnification obligations of Lumidor. The purchase price was arrived at through negotiation between the parties, after giving effect to current accounts receivable and inventory levels and the value of fixed assets, revenues and earnings, and other factors. In addition, the Registrant entered into an agreement not to compete with the business of Lumidor for a period of five years. The other terms of the transaction are set forth in the Asset Purchase Agreement dated May 30, 2002, between the Registrant, Lumidor and Zellweger, which is attached as Exhibit 2.1 to this report and is incorporated into this report by reference.

     A copy of the press release issued by the Registrant announcing this transaction is attached as Exhibit 99.1 to this report.

ITEM 7: FINANCIAL STATEMENTS AND EXHIBITS.

     (b)  Pro Forma Financial Information.

The following pro forma financial information is filed as Exhibit 99.1 to this report and is hereby incorporated into this report by reference:

Unaudited Pro Forma Consolidated Balance Sheet as of March 31, 2002

Unaudited Pro Forma Consolidated Condensed Statement of Income for the Fiscal Year Ended June 30, 2001

Unaudited Pro Forma Consolidated Condensed Statement of Income for the Nine Month Period Ended March 31, 2002

Notes to Unaudited Pro Forma Consolidated Financial Statements

     (c)  Exhibits.

Exhibit No.	Description of Exhibit

2.1	Asset Purchase Agreement dated as of May 30, 2002, by and between the Registrant, Lumidor and Zellweger.

99.1	Unaudited Pro Forma Financial Information of the Registrant:

Unaudited Pro Forma Consolidated Balance Sheet as of March 31, 2002

Unaudited Pro Forma Consolidated Condensed Statement of Income for the Fiscal Year Ended June 30, 2001

Unaudited Pro Forma Consolidated Condensed Statement of Income for the Nine Month Period Ended March 31, 2002

Notes to Unaudited Pro Forma Consolidated Financial Statements

99.2	Press Release issued by the Registrant on June 3, 2002.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 14, 2002	INVIVO CORPORATION

	By:	/s/ JOHN F. GLENN

John F. Glenn Vice President-Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

2.1	Asset Purchase Agreement dated as of May 30, 2002, by and between the Registrant, Lumidor and Zellweger.

99.1	Unaudited Pro Forma Financial Information of the Registrant:

Unaudited Pro Forma Consolidated Balance Sheet as of March 31, 2002

Unaudited Pro Forma Consolidated Condensed Statement of Income for the Fiscal Year Ended June 30, 2001

Unaudited Pro Forma Consolidated Condensed Statement of Income for the Nine Month Period Ended March 31, 2002

Notes to Unaudited Pro Forma Consolidated Financial Statements

99.2	Press Release issued by the Registrant on June 3, 2002.